Financial Instruments	9 Months Ended
Sep. 30, 2017
Fair Value Disclosures [Abstract]
Financial Instruments
Financial Instruments

a)	Fair Value Measurements

For a description of how the Partnership estimates fair value and for a description of the fair value hierarchy levels, see Item 18: Financial Statements: Note 4 in the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2016. The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at fair value on a recurring basis.

		September 30, 2017		December 31, 2016
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents and restricted cash	Level 1	443,816	443,816	342,287	342,287
Derivative instruments (note 7)
Interest rate swap agreements	Level 2	(185,229)	(185,229)	(203,106)	(203,106)
Cross currency swap agreements	Level 2	(69,547)	(69,547)	(137,379)	(137,379)
Foreign currency forward contracts	Level 2	852	852	(1,786)	(1,786)

Non-Recurring:
Vessels held for sale (note 14)	Level 2	5,500	5,500	6,900	6,900
Vessels and equipment (note 14)	Level 2	47,798	47,798	11,300	11,300
Vessels and equipment and advances on newbuilding contracts and conversion costs (note 14)	Level 3	226,327	226,327	—	—

Other:
Long-term debt - public (note 5)	Level 1	(575,966)	(575,666)	(550,525)	(480,710)
Long-term debt - non-public (note 5)	Level 2	(2,501,587)	(2,472,852)	(2,632,369)	(2,551,697)
Due to affiliates - long term (notes 6g and 6h)	Level 2	(160,757)	(210,618)	(200,000)	(192,982)

Vessels and equipment and advances on newbuilding contracts and conversion costs – In September 2017, as a result of cost overruns and liquidated damages due to the delayed delivery of the Petrojarl I FPSO unit, the Partnership determined that the unit was impaired and wrote down the carrying value of the unit to its estimated fair value based on a discounted cash flow approach. The Partnership determined the discounted cash flows using the expected remaining costs to complete the conversion, the current contracted and projected time charter rates and costs, and estimated residual value, discounted at an estimated market participant rate of 10%. The projected future use takes into consideration the Partnership’s projected time charter rates that could be contracted in future periods. In establishing these estimates, the Partnership has considered current discussions with potential customers, available field expansions and historical experience redeploying FPSOs. The actual carrying value of the completed unit will include the estimated fair value and any remaining costs to complete, which are currently estimated to be $69.0 million, net of recoveries.
In the third quarter of 2017, the Partnership received notice from the charterer, Petrobras, that they plan to redeliver the Cidade de Rio das Ostras FPSO upon completion of the unit's firm charter contract in January 2018. As a result of the change in expected cash flows, the Partnership determined that the unit was impaired and wrote down the carrying value of the unit to its estimated fair value based on a discounted cash flow approach. The Partnership determined the discounted cash flows using the current contract’s time charter rates and operating costs, projected future use on another field, and estimated residual value, discounted at an estimated market participant rate of 10%. The projected future use takes into consideration the Partnership’s projected time charter rates that could be contracted in future periods. In establishing these estimates, the Partnership has considered current discussions with potential customers, available field expansions and historical experience redeploying FPSOs.
In September 2017, as a result of a change in expectations for future opportunities for the HiLoad DP unit, the Partnership determined that the unit was impaired and wrote down the carrying value of the unit to its estimated fair value based on a discounted cash flow approach. The Partnership determined the discounted cash flows using projected future uses and costs, discounted at an estimated market participant rate of 8.2%. The projected future use takes into consideration the recovery, if any, from the unit's terminated contract with Petrobras and the expected costs to place the unit into cold lay-up. In establishing these estimates, the Partnership has considered discussions with potential customers and projected lay-up costs.
As a result of the above, the three units were written down to their respective fair values, which in aggregate totaled $226.3 million.
Contingent consideration liability – In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel), a Norway-based company focused on high-end Units for Maintenance and Safety (or UMS), from CeFront Technology AS (or CeFront) for $4.0 million. The Partnership paid the purchase price in cash at closing, plus a commitment to pay an additional amount of up to $27.6 million, depending on certain performance criteria. For a description of the performance criteria, please refer to Item 18: Financial Statements: Note 4 in the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2015.
The Arendal Spirit UMS was delivered to the Partnership on February 16, 2015. During the second quarter of 2016, the Partnership canceled the UMS construction contracts for its two remaining UMS newbuildings. This was expected to eliminate any future purchase price contingent consideration payments. Consequently, the contingent liability associated with the UMS newbuildings was reversed in the second quarter of 2016. The gain associated with this reversal is included in Other income (expense) - net on the Partnership's consolidated statements of loss for the three and nine months ended September 30, 2016. In September 2017, CeFront and subsidiaries of the Partnership entered into a settlement agreement relating to this contingent liability (see note 9c).
Changes in the estimated fair value of the Partnership’s contingent consideration liability relating to the acquisition of Logitel, which is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), during the three and nine months ended September 30, 2017 and September 30, 2016 are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	Asset (Liability)		Asset (Liability)
	$	$	$	$
Balance at beginning of period	—	—	—	(14,830)
Gain included in Other expense - net	—	—	—	14,830
Balance at end of period	—	—	—	—

b)	Financing Receivables
The following table contains a summary of the Partnership’s financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

	Credit Quality Indicator	Grade	September 30, 2017	December 31, 2016
			$	$
Direct financing leases	Payment activity	Performing	18,773	17,586